EXHIBIT 21

     The following table sets forth substantially all of the direct and indirect, fifty percent or greater owned subsidiaries of Viacom Inc.:

SUBSIDIARY NAME                                                     STATE OF INCORPORATION
2 Day Video, Inc.                                                            Texas
2 Day Video, Inc. of Georgia                                                Georgia
37th Floor Productions Inc.                                                Delaware
5555 Communications Inc.                                                   Delaware
90210 Productions, Inc.                                                   California
A.S. Payroll Company                                                      California
Aaron Spelling Productions, Inc.                                          California
Acorn Pipe Line Company                                                      Texas
Acorn Properties, Inc.                                                       Texas
Acorn Trading Company                                                        Texas
Addax Music Co., Inc.                                                      Delaware
Aetrax International Corporation                                           Delaware
After School Productions Inc.                                              Delaware
Ages Electronics, Inc.                                                     Delaware
Ages Entertainment Software, Inc.                                          Delaware
Alaska Oil Company, Inc.                                                    Florida
All Media Inc.                                                             Delaware
Antics G.P. Inc.                                                           Delaware
Antics Inc.                                                                Delaware
A-R Acquisition Corp.                                                      Delaware
Around the Block Productions, Inc.                                         Delaware
Artcraft Productions Inc.                                                  Delaware
Atlantic Associates, Inc.                                                  Delaware
Atlantic Home Video                                                        Delaware
Bardwire Inc.                                                              Delaware
Beta Theatres Inc.                                                         Delaware
Big Planet Video, Inc.                                                   New Hampshire
Big Shows Inc.                                                             Delaware
Big Ticket Music Inc.                                                      Delaware

EXHIBIT 21                                                                Page 2

SUBSIDIARY NAME                                                     STATE OF INCORPORATION
Big Ticket Pictures Inc.                                                   Delaware
Big Ticket Productions Inc.                                                Delaware
Big Ticket Television Inc.                                                 Delaware
Blockbuster Airships, Inc.                                                 Delaware
Blockbuster Amphitheater Corporation                                       Delaware
Blockbuster Canada Inc.                                                    Delaware
Blockbuster Computer Systems Corporation                                    Florida
Blockbuster Distribution, Inc.                                             Delaware
Blockbuster Entertainment Corporation                                      Delaware
Blockbuster Global Services Inc.                                           Delaware
Blockbuster Inc.                                                           Delaware
Blockbuster International Spain Inc.                                       Delaware
Blockbuster Investments LLC                                                Delaware
Blockbuster Mid-America, Inc.                                              Delaware
Blockbuster On-Line Services, Inc.                                         Delaware
Blockbuster Park Lands, Inc.                                                Florida
Blockbuster Park, Inc.                                                     Delaware
Blockbuster SC Video Operating Corporation                                 Delaware
Blockbuster Services Inc.                                                  Delaware
Blockbuster Technology Holding Corporation                                 Delaware
Blockbuster Video Acquisition Corp.                                        Delaware
Blockbuster Video Italy, Inc.                                              Delaware
Blue Cow Inc.                                                              Delaware
BN Productions Inc.                                                        Delaware
Bombay Hook Limited                                                        Delaware
Box Italy LLC, The                                                         Delaware
Box Worldwide LLC, The                                                     Delaware
Branded Productions Inc.                                                  California
Broadcast Leasing Inc.                                                     Delaware
Brown Pelican Productions Inc.                                             Delaware
Bruin Music Company                                                        Delaware
BS Hotel, Inc.                                                             Delaware

EXHIBIT 21                                                               Page 3

SUBSIDIARY NAME                                                     STATE OF INCORPORATION
Bulletin Company                                                           Delaware
California Holdings LLC                                                    Delaware
Centurion Satellite Broadcast Inc.                                         Delaware
Charlotte Amphitheater Corporation                                         Delaware
Charmac, Inc.                                                               Florida
Chartcom, Inc.                                                             Delaware
Charter Barge Company                                                      New York
Charter Caribbean Company                                                   Florida
Charter Crude Oil Company                                                    Texas
Charter Crude Oil Trading Company                                            Texas
Charter Futures Trading Company                                              Texas
Charter International Development Co.                                       Florida
Charter International Oil Company                                            Texas
Charter Marine Transportation Inc.                                         Delaware
Charter Media Company                                                      Delaware
Charter Oil (Alaska), Inc.                                                  Florida
Charter Oil (Bahamas), Inc.                                                 Florida
Charter Oil (International), Inc.                                           Florida
Charter Oil Company                                                         Florida
Charter Oil Services, Inc.                                                   Texas
Charter Publishing Company                                                 Delaware
Cinamerica Service Corporation                                             Delaware
Classless Inc.                                                             Delaware
Cloverleaf Productions Inc.                                                Delaware
COFI Credit Corporation                                                    Delaware
Columbus Circle Films Inc.                                                 Delaware
Compelling Music Corporation                                              California
D.E.J. Productions Inc.                                                    Delaware
Dayton Press, Inc.                                                          Florida
Desilu Music Corp.                                                         New York
Desilu Productions, Inc.                                                   Delaware
Direct Court Productions, Inc.                                             Delaware

EXHIBIT 21                                                               Page 4

SUBSIDIARY NAME                                                     STATE OF INCORPORATION
Dynamic Soap, Inc.                                                        California
Eagle Direct Inc.                                                          Delaware
Eighth Century Corporation                                                 Delaware
Elite Productions Inc.                                                     Delaware
Energy Development Associates, Inc.                                        Delaware
Ensign Music Corporation                                                   Delaware
EPI Music Company                                                         California
Evergreen Programs, Inc.                                                   New York
EWB Corporation                                                            Delaware
Family Entertainment Centers, Inc.                                          Florida
Famous Music Corporation                                                   Delaware
Famous Orange Productions Inc.                                             Delaware
Festival Inc.                                                              Delaware
Fifty-Sixth Century Antrim Iron Company, Inc.                              Delaware
Film Intex Corporation                                                     Delaware
Filmcraft Productions Inc.                                                 Delaware
FLC Holding Corp.                                                           Florida
Forty-Fourth Century Corporation                                           Delaware
French Street Management Inc.                                              Delaware
Fried Worms Productions Inc.                                               Delaware
Front Street Management Inc.                                               Delaware
FT Productions Inc.                                                        Delaware
Future General Corporation                                                 Delaware
G & W Leasing Company                                                      Delaware
G & W Natural Resources Company, Inc.                                      Delaware
Games Animation Inc.                                                       Delaware
Games Exchange Inc.                                                        Delaware
Games Productions Inc.                                                     Delaware
GC Productions Inc.                                                        Delaware
Glendale Property Corp.                                                    Delaware
Glory Productions Inc.                                                     Delaware
Gloucester Titanium Company, Inc.                                          Delaware

EXHIBIT 21                                                                Page 5

SUBSIDIARY NAME                                                     STATE OF INCORPORATION
GNS Productions Inc.                                                       Delaware
Grammar Productions Inc.                                                   Delaware
Gramps Company, Inc., The                                                  Delaware
Great American Entertainment Motion Pictures, Inc.                        California
Great American Entertainment Television, Inc.                             California
Green Tiger Press, Inc.                                                   California
Gulf & Western Indonesia, Inc.                                             Delaware
Hamilton Projects, Inc.                                                    New York
House of Yes Productions Inc.                                              Delaware
HZH Company                                                                Delaware
Image Edit, Inc.                                                           Delaware
Imagine Radio, Inc.                                                       California
IMR Acquisition Corp.                                                      Delaware
Independent Petrochemical Corporation                                        Ohio
International Overseas Film Services, Inc.                                 Delaware
International Overseas Productions, Inc.                                  California
Interstitial Programs Inc.                                                 Delaware
Irvine Games Inc.                                                          Delaware
Irvine Games USA Inc.                                                      Delaware
Joseph Productions Inc.                                                    Delaware
Katled Systems Inc.                                                        Delaware
Kilo Mining Corporation                                                  Pennsylvania
Kings Island Company                                                       Delaware
KSLQ, Inc.                                                                 Missouri
Ladies Man Productions USA Inc.                                            Delaware
Large Ticket Songs Inc.                                                    Delaware
Laurel Entertainment, Inc.                                                 Delaware
Low Key Productions Inc.                                                   Delaware
LT Holdings Inc.                                                           Delaware
Magicam, Inc.                                                              Delaware
Major Video Super Stores, Inc.                                              Nevada
Marathon Holdings Inc.                                                     Delaware

EXHIBIT 21                                                                Page 6

SUBSIDIARY NAME                                                     STATE OF INCORPORATION
Matlock Company, The                                                       Delaware
Mattalex Corporation                                                       Delaware
Melrose Productions Inc.                                                  California
Merritt Inc.                                                               Delaware
Michaela Productions Inc.                                                  Delaware
Montgomery Acquisition, Inc.                                               Delaware
MTV Animation Inc.                                                         Delaware
MTV Asia Development Company Inc.                                          Delaware
MTV Australia Inc.                                                         Delaware
MTV India Development Company Inc.                                         Delaware
MTV Networks Company                                                       Delaware
MTV Networks Enterprises Inc.                                              Delaware
MTV Networks Europe Inc.                                                   Delaware
MTV Networks Global Services Inc.                                          Delaware
MTV Networks Latin America Inc.                                            Delaware
MTV Networks Shopping Inc.                                                 Delaware
MTV Networks South Africa Inc.                                             Delaware
MTV Russia Holdings Inc.                                                   Delaware
MTV Songs Inc.                                                             Delaware
MTVBVI Inc.                                                                Delaware
MTVN Online Inc.                                                           Delaware
MTVN Online L.P.                                                           Delaware
MTVN Online Partner I Inc.                                                 Delaware
MTVN Online Partner I LLC                                                  Delaware
MTVN Shopping Inc.                                                         Delaware
Multi Mineral Corporation                                                    Texas
Music By Nickelodeon Inc.                                                  Delaware
Music By Video Inc.                                                        Delaware
Nepco (Florida), Inc.                                                       Florida
Nepco Energy Corporation                                                   New York
Neutronium Inc.                                                            Delaware

EXHIBIT 21                                                               Page 7

SUBSIDIARY NAME                                                     STATE OF INCORPORATION
New England Petroleum Corporation                                          New York
New Jersey Zinc Exploration Company, The                                   Delaware
New Leaf Entertainment Corporation                                         Delaware
Nick At Nite's TV Land Retromercials Inc.                                  Delaware
Nickelodeon Animation Studios Inc.                                         Delaware
Nickelodeon Australia Inc.                                                 Delaware
Nickelodeon Brasil Inc.                                                    Delaware
Nickelodeon Direct Inc.                                                    Delaware
Nickelodeon Global Network Ventures Inc.                                   Delaware
Nickelodeon India Corporation                                              Delaware
Nickelodeon Magazines Inc.                                                 Delaware
Nickelodeon Movies Inc.                                                    Delaware
Nickelodeon Online Inc.                                                    Delaware
Night Falls Productions Inc.                                               Delaware
Noggin LLC                                                                 Delaware
North Shore Productions Inc.                                              California
NTA Films, Inc.                                                            New York
NTA, Inc.                                                                  New York
O Good Songs Company                                                      California
Oil Company, The                                                           Delaware
OM/TV Productions Inc.                                                     Delaware
Oswego Barge Corporation                                                   Delaware
Our Home Productions Inc.                                                  Delaware
Outatown Productions Inc.                                                  Delaware
Paramount (PDI) Distribution Inc.                                          Delaware
Paramount Advertiser Services Inc.                                         Delaware
Paramount Asia Inc.                                                        Delaware
Paramount Canadian Productions, Inc.                                       Delaware
Paramount Communications Technology Group Inc.                             Delaware
Paramount Digital Entertainment Inc.                                       Delaware
Paramount Films of Australia Inc.                                          Delaware
Paramount Films of China, Inc.                                             Delaware

EXHIBIT 21                                                                Page 8

SUBSIDIARY NAME                                                     STATE OF INCORPORATION
Paramount Films of Egypt, Inc.                                             Delaware
Paramount Films of India, Ltd.                                             Delaware
Paramount Films of Italy, Inc.                                             New York
Paramount Films of Lebanon, Inc.                                           New York
Paramount Films of Pakistan Ltd.                                           New York
Paramount Films of Southeast Asia Inc.                                     Delaware
Paramount General Entertainment Australia Inc.                             Delaware
Paramount Home Entertainment Inc.                                          Delaware
Paramount Images Inc.                                                      Delaware
Paramount LAPTV Inc.                                                       Delaware
Paramount Music Corporation                                                Delaware
Paramount Overseas Productions, Inc.                                       Delaware
Paramount Parks Experience Inc.                                             Nevada
Paramount Parks Inc.                                                       Delaware
Paramount Pictures Corporation                                             Delaware
Paramount Production Support Inc.                                          Delaware
Paramount Productions Service Corporation                                  Delaware
Paramount Stations Group Inc.                                              Virginia
Paramount Stations Group of Fort Worth/Dallas Inc.                         Virginia
Paramount Stations Group of Houston Inc.                                   Virginia
Paramount Stations Group of Miami Inc.                                     Delaware
Paramount Stations Group of Oklahoma City LLC                              Delaware
Paramount Stations Group of Philadelphia Inc.                              Delaware
Paramount Stations Group of Pittsburgh Inc.                                Delaware
Paramount Stations Group of Washington Inc.                                Virginia
Paramount Stations Group of Wichita Inc.                                   Delaware
Paramount Television Service, Inc.                                         Delaware
Paramount-Roy Rogers Music Co., Inc.                                       New York
Para-Sac Music Corporation                                                 Delaware
Park Court Productions, Inc.                                               Delaware
Part-Time Productions Inc.                                                 Delaware
PCCGW Company, Inc.                                                        Delaware

EXHIBIT 21                                                                Page 9

SUBSIDIARY NAME                                                     STATE OF INCORPORATION
PCI Canada Inc.                                                            Delaware
PCI Network Partner II Inc.                                                Delaware
PCI Network Partner Inc.                                                   Delaware
Pet II Productions Inc.                                                    Delaware
PMV Productions Inc.                                                       Delaware
Possum Point Incorporated                                                  Delaware
Premiere House, Inc.                                                       Delaware
Preye, Inc.                                                               California
Proxy Music Corporation                                                   California
PSG of PHA Inc.                                                            Virginia
Quemahoning Coal Processing Company                                      Pennsylvania
Real TV Music Inc.                                                         Delaware
Reality Check Productions Inc.                                             Delaware
Remote Productions Inc.                                                    Delaware
Republic Distribution Corporation                                          Delaware
Republic Entertainment Inc.                                                Delaware
Republic Pictures Enterprises, Inc.                                        Delaware
Republic Pictures Productions, Inc.                                       California
RH Productions Inc.                                                       California
RTV News Inc.                                                              Delaware
RTV News Music Inc.                                                        Delaware
San Francisco Broadcasters, Inc.                                          California
Satellite Holdings Inc.                                                    Delaware
Saucon Valley Iron and Railroad Company, The                             Pennsylvania
Scarab Publishing Corporation                                              Delaware
Scott Mattson Farms, Inc.                                                   Florida
SFI Song Company                                                           Delaware
Show Works Productions Inc.                                                Delaware
Showtime Networks Inc.                                                     Delaware
Showtime Networks Inc. (U.K.)                                              Delaware
Showtime Networks Middle East Inc.                                         Delaware
Showtime Networks Satellite Programming Company                           California

EXHIBIT 21                                                               Page 10

SUBSIDIARY NAME                                                     STATE OF INCORPORATION
Showtime Online Inc.                                                       Delaware
Showtime Satellite Networks Inc.                                           Delaware
Showtime/Sundance Holding Company Inc.                                     Delaware
SIFO One Inc.                                                              Delaware
SIFO Two Inc.                                                              Delaware
Simon & Schuster Global Services Inc.                                      Delaware
Simon & Schuster International Inc.                                        Delaware
Simon & Schuster, Inc.                                                     New York
SNI Development Corp.                                                      Delaware
Soapmusic Company                                                          Delaware
Solar Service Company                                                      Delaware
SonicNet L.L.C.                                                            Delaware
Southeastern Home Video, Inc.                                              Delaware
Special Effects Merchandise, Inc.                                          Delaware
Spelling Daytime Songs Inc.                                                Delaware
Spelling Daytime Television Inc.                                           Delaware
Spelling Entertainment Group Inc.                                          Delaware
Spelling Entertainment Inc.                                                Delaware
Spelling Films Inc.                                                        Delaware
Spelling Films Music Inc.                                                  Delaware
Spelling Pictures Inc.                                                     Delaware
Spelling Satellite Networks, Inc.                                         California
Spelling Television Inc.                                                   Delaware
St. Johns Realty Investors                                               Massachusetts
Starfish Productions Inc.                                                   Florida
State of Mind Inc.                                                         Delaware
Sunn Classic Pictures, Inc.                                                  Utah
Sunset Beach Productions, Inc.                                             Delaware
Superstar Productions USA Inc.                                             Delaware
T & R Payroll Company                                                      Delaware
T.V. Factory, Inc., The                                                    New York
Talent Court Productions, Inc.                                             Delaware

EXHIBIT 21                                                               Page 11

SUBSIDIARY NAME                                                     STATE OF INCORPORATION
Taylor Forge Memphis, Inc.                                                 Delaware
They Productions Inc.                                                      Delaware
Things of the Wild Songs Inc.                                              Delaware
Thinner Productions, Inc.                                                  Delaware
Third Century Company                                                      Delaware
Thirteenth Century Corporation                                             Delaware
Thirtieth Century Corporation                                              Delaware
Timber Purchase Company                                                     Florida
Titus Productions, Inc.                                                   California
Toe-To-Toe Productions Inc.                                                Delaware
Torand Payroll Company                                                     Delaware
Torand Productions Inc.                                                    Delaware
Total Warehouse Services Corporation                                       Delaware
Trans-American Resources, Inc.                                             Delaware
TRF III Entertainment, Inc.                                                Delaware
TS Video, Inc.                                                             Louisiana
TSM Services Inc.                                                          Delaware
Tunes By Nickelodeon Inc.                                                  Delaware
TV Scoop Inc.                                                              Delaware
UI Video Stores, Inc.                                                      Colorado
United Paramount Network (UPN)                                             Delaware
Universal American Corporation                                             Delaware
Uptown Productions Inc.                                                    Delaware
VE Development Company                                                     Delaware
VE Drive Inc.                                                              Delaware
VE Television Inc.                                                         Delaware
VHONE Inc.                                                                 Delaware
VIA Aircraft Management Inc.                                               Delaware
Viacom Animation of Korea Inc.                                             Delaware
Viacom Asia Inc.                                                           Delaware
Viacom Broadcasting of Seattle Inc.                                        Delaware
Viacom Broadcasting West Inc.                                              Delaware

EXHIBIT 21                                                               Page 12

SUBSIDIARY NAME                                                     STATE OF INCORPORATION
Viacom Camden Lock Inc.                                                    Delaware
Viacom Consumer Products Inc.                                              Delaware
Viacom DBS Inc.                                                            Delaware
Viacom Film Funding Company Inc.                                           Delaware
Viacom First Run Development Company Inc.                                  Delaware
Viacom First Run Limited                                                   Delaware
Viacom Global Services Inc.                                                Delaware
Viacom HA! Holding Company                                                 Delaware
Viacom IDA Inc.                                                            Delaware
Viacom International Inc.                                                  Delaware
Viacom International Inc. Political Action Committee                       New York
 Corporation
Viacom IRB Acquisition Inc.                                                Delaware
Viacom Japan Inc.                                                          New York
Viacom K-Band Inc.                                                         Delaware
Viacom Networks Europe Inc.                                                Delaware
Viacom Networks Inc.                                                       New York
Viacom Phoenix Inc.                                                        Delaware
Viacom Pictures Development Company                                        Delaware
Viacom Pictures Inc.                                                       Delaware
Viacom Pictures Movie Music Inc.                                           Delaware
Viacom Pictures Overseas Inc.                                              Delaware
Viacom Pictures Songs Inc.                                                 Delaware
Viacom PNW Sports Inc.                                                     Delaware
Viacom Productions Inc.                                                    Delaware
Viacom Properties Inc.                                                     Delaware
Viacom Realty Corporation                                                  Delaware
Viacom Receivables Funding I Corporation                                   Delaware
Viacom Receivables Funding II Corporation                                  Delaware
Viacom Retail Stores, Inc.                                                 Delaware
Viacom Satellite News Inc.                                                 Delaware
Viacom Shopping Inc.                                                       Delaware

EXHIBIT 21                                                               Page 13

SUBSIDIARY NAME                                                     STATE OF INCORPORATION
Viacom Telecommunications (D.C.) Inc.                                      Delaware
Viacom World Wide Ltd.                                                     New York
Via-Sac Music Inc.                                                         Delaware
VISI Services Inc.                                                         Delaware
Vision Productions, Inc.                                                   New York
VJK Inc.                                                                   Delaware
VNM Inc.                                                                   Delaware
VP Direct Inc.                                                             Delaware
VP Programs Inc.                                                          California
VSC Communications Inc.                                                    Delaware
VSC Compositions Inc.                                                      New York
VSC Music Inc.                                                             New York
Western Row Properties, Inc.                                                 Ohio
Westside Amphitheater Corporation, The                                      Arizona
WF Cinema Holdings, L.P.                                                   Delaware
Wilshire Court Productions, Inc.                                           Delaware
Wilshire Entertainment Inc.                                                Delaware
Wilshire/Hauser Company                                                    Delaware
WMJX, Inc.                                                                  Florida
World Entertainment Corp.                                                  New York
World Volleyball League, Inc.                                              New York
Worldvision Enterprises (United Kingdom), Ltd.                             New York
Worldvision Enterprises of Canada, Limited                                 New York
Worldvision Enterprises, Inc.                                              New York
Worldvision Home Video, Inc.                                               New York
Worldwide Productions, Inc.                                                Delaware
WT Animal Music Inc.                                                       Delaware
WT Productions Inc.                                                        Delaware
WV Productions, Inc.                                                       Delaware
WVIT Inc.                                                                  Delaware
Young Reader's Press, Inc.                                                 Delaware